SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 8, 2017
MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 8, 2017 the Board of Directors of Meridian Bioscience, Inc. (the "Company") elected John M. Rice to serve as a director until the next annual meeting of shareholders. The Board has determined that Mr. Rice is independent in accordance with guidelines that the Company has adopted, which comply with the listing standards set forth by the Nasdaq Stock Market.

Mr. Rice is the founder, and since 2003 has been the Managing Partner, of Triathlon Medical Venture Partners, a venture capital firm that invests equity capital in early and expansion stage life science companies. Since 2014, Mr. Rice has served as the Director of Life Sciences at CincyTech, a firm that provides advice and capital to entrepreneurs and helps research institutions commercialize technology through startups. He has served on the board of directors of several privately held healthcare companies.

There is no arrangement or understanding between Mr. Rice and any other person pursuant to which Mr. Rice was elected as a director of the Company.  There are no transactions in which Mr. Rice has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to its 2012 Stock Incentive Plan, on August 8, 2017 the Company granted Mr. Rice options to purchase 12,000 shares of common stock.  Mr. Rice will participate in the compensation arrangements for non-employee directors of the Company as described under the heading "Director Compensation" on page 38 in the Company's proxy statement filed with the SEC on December 14, 2016.

The Board has not appointed Mr. Rice to any committees at this time.

A copy of the press release announcing Mr. Rice's election is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release of the Company dated August 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERIDIAN BIOSCIENCE, INC.

Date: August 8, 2017	By: /s/ Melissa A. Lueke
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)